September 11, 2009



Craig Wilson
Senior Assistant Chief Accountant
U.S. Securities & Exchange Commission
Division of Corporation Finance
100 F Street, NE | Washington DC 20549

Dear Mr. Wilson:

This is to advise your office that Nasus Consulting will secure a re-audit of its 2008 annual results by a PCAOB registered firm before we file our 10-K for 2009. Our current audit firm has advised us that they will conduct their review of our September 30 results without completing a re-audit of 2008 as they took extra time on the June 30 Q in order to become familiar with the scope of the past audit.

Sincerely,

/s/ John Jenkins

John Jenkins
Chief Executive Officer
Nasus Consulting, Inc.
258 Southhall Lane, Suite 420
Maitland, Florida 32751

CC:  Melissa Feider
     Securities and Exchange Commission